SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Fund

                The Board of Trustees of the Evergreen Funds, at a meeting held on December 8 and 9, 2004, approved a proposal to reorganize Evergreen Fund (Target Fund) into Evergreen Growth and Income Fund (Surviving Fund).  If the shareholders of the Target Fund approve the proposal, all of the assets of the Target Fund will be transferred to the Surviving Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their shares.  Shareholders of record of the Target Fund as of January 14, 2005, are scheduled to vote on the proposal at a special meeting of shareholders.  The special meeting of shareholders held on April 1, 2005 to vote on this proposal was adjourned to April 26, 2005.  If approved at the special meeting of shareholders, the reorganization is now proposed to take place on or about June 10, 2005.  Shareholders of the Target Fund were mailed information detailing the proposal on or about February 18, 2005.

April 18, 2005                                                                                                                                        573429 (4/05)